                                                                   EXHIBIT 10.85


                           WAIVER AND SECOND AMENDMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         THIS WAIVER AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of May 15, 2001 is to that Third Amended and Restated Credit Agreement dated as of June 30, 2000, as amended and modified by that Waiver and First Amendment to Third Amended and Restated Credit Agreement dated as of September 19, 2000, (as may be subsequently amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among SLEEPMASTER L.L.C., a New Jersey limited liability company (the "Borrower"), SLEEPMASTER HOLDINGS L.L.C., a New Jersey limited liability company (the "Parent") and those Domestic Subsidiaries of the Borrower as may from time to time become party thereto (together with the Parent, collectively, the "Guarantors"), the several banks and other financial institutions identified therein (the "Lenders") and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Agent").


                              W I T N E S S E T H:

         WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

         WHEREAS, the Borrower has advised the Agent that it was unable to comply with certain of the financial covenants set forth in the Credit Agreement for the quarter ended March 31, 2001 and (i) requests that the Required Lenders waive any Default or Event of Default that has resulted from such noncompliance and (ii) wishes to amend the Credit Agreement to modify certain provisions contained therein; and

         WHEREAS, the Required Lenders have agreed to (i) waive the Borrower's noncompliance with certain of the financial covenants of the Credit Agreement and (ii) amend the Credit Agreement on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         A. Waiver. The Borrower has informed the Agent and the Lenders that it was unable to comply with (i) the Leverage Ratio requirement set forth in
Section 5.9(a) of the Credit Agreement, (ii) the Interest Coverage Ratio requirement set forth in Section 5.9(b) of the Credit Agreement, (iii) Fixed Charge Coverage Ratio requirement in Section 5.9(c) of the Credit Agreement,
(iv) the Senior Leverage Ratio requirement in Section 5.9(e) of the Credit Agreement, and (v) the Minimum Consolidated EBITDA requirement set forth in
Section 5.9(g) of the Credit Agreement, in each case, as of the last day of the fiscal quarter ended March 31, 2001 (the "Waiver Period"). The Borrower's failure to comply with each of Sections 5.9(a), (b), (c), (e) and (g) of the Credit Agreement during the Waiver Period constitutes an Event of Default. The Required Lenders hereby grant a waiver of the above-referenced Events of Default.

         B. Amendment. The Credit Agreement is amended in the following respects:

                  1. Section 1.1 is hereby amended by adding the following definitions in the appropriate alphabetical order:

                                    "Borrower Senior Unsecured PIK Notes" shall
                           mean those certain 14% pay in kind senior unsecured notes of the Borrower issued to Citicorp Venture Capital, Ltd. and PMI Mezzanine Fund, L.P. in an aggregate principal amount of $15,000,000, the proceeds of which shall be applied to reduce the Loans as set forth in Section 2.8(b)(vi)(C).

                                    "Second Amendment" shall mean the Waiver and
                           Second Amendment to Third Amended and Restated Credit Agreement dated as of May 15, 2001 by and among the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

                                    "Second Amendment Effective Date" shall mean
                           the date on which all of the conditions precedent to the effectiveness of the Second Amendment have been satisfied.

                  2.       The definition of "Applicable Percentage" in Section
                           1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                                    "Applicable Percentage" shall mean, for any
                           day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans or the Tranche A Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans and Tranche A Term Loans", (ii) Revolving Loans or the Tranche A Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Tranche A Term Loans and Letter of Credit Fee", (iii) the Tranche B Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B Term Loans", (iv) the Tranche B Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B Term Loans" (v) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Tranche Term Loan and Letter of Credit Fee"; and (vi) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                                           LIBOR Rate
                                        Alternate Base     Margin for
                                         Rate Margin     Revolving Loans     Alternate       LIBOR Rate
                                        for Revolving     and Tranche A      Base Rate         Margin
                                          Loans and      Term Loans and      Margin for         for
                                          Tranche A        Letter of         Tranche B       Tranche B       Commitment
 Level     Leverage Ratio                 Term Loans       Credit Fee        Term Loans      Term Loans            Fee
 -----     --------------                 ----------       ----------        ----------         -----            ---
   I       > or equal to 6.5 to 1.0          3.25%            4.50%             3.75%           5.00%            0.50%

  II       < 6.5 to 1.0 but                  3.00%            4.25%             3.50%           4.75%            0.50%
           > or equal to 6.0 to 1.0

  III      < 6.0 to 1.0 but                  2.75%            4.00%             3.25%           4.50%            0.50%
           > or equal to 5.5 to 1.0

  IV       < 5.50 to 1.0 but                 2.50%            3.75%             3.00%           4.25%            0.50%
           > or equal to 5.00 to 1.0

   V       < 5.00 to 1.0 but                 2.25%            3.50%             3.00%           4.25%            0.50%
           > or equal to 4.50 to 1.0

  VI       < 4.50 to 1.0 but                 2.00%            3.25%             2.75%           4.00%            0.50%
           > or equal to 4.00 to 1.0

  VII      < 4.00 to 1.0 but                 1.25%            2.50%             2.25%           3.50%            0.50%
           > or equal to 3.00 to 1.0

 VIII      < 3.00 to 1.0                     1.00%            2.25%             2.25%           3.50%            0.50%

                           The Applicable Percentage shall, in each case, be
                  determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "Interest Determination Date"). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Percentages shall be based on a minimum of Level I from the Second Amendment Effective Date until the first Interest Determination Date occurring after March 31, 2002. After the Second Amendment Effective Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

         3.       The definition of "Consolidated Interest Expense" in Section
                  1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "Consolidated Interest Expense" means, for any period, all interest expense (excluding pay-in-kind interest) of the Borrower and its Subsidiaries on a consolidated basis including the interest component of Capital Lease Obligations, less the sum of (i) interest income of the Borrower and its Subsidiaries on a consolidated basis less (ii) interest expense not payable in cash of the Borrower and its Subsidiaries on a consolidated basis, including, without limitation, the amortization or write-off of deferred financing fees, debt discount and debt issuance costs and commissions, premiums paid on Hedging Agreements, and other fees and charges associated with Indebtedness, all as determined in accordance with GAAP. For purpose of calculating the Interest Coverage Ratio only, "Consolidated Interest Expense" shall include cash interest paid by the Parent in connection with the Existing Seller Debt and the Permitted Seller Debt.

         4. The definition of "Fixed Charge Coverage Ratio" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           "Fixed Charge Coverage Ratio" shall mean, as of the
                  end of each fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis for the four consecutive quarters ending on such date, without duplication, the ratio of (i) Consolidated EBITDA for the applicable period minus Consolidated Capital Expenditures for the applicable period to (ii) the sum of Consolidated Interest Expense for the applicable period plus taxes paid in cash during the applicable period plus cash dividend payments or other distributions made during the applicable period (including but not limited to cash distributions made in connection with the Existing Seller Debt and the Permitted Seller Debt) plus Scheduled Funded Debt Payments for the applicable period. Notwithstanding the foregoing, for purposes of calculating the Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries for the first three complete fiscal quarters to occur after the Second Amendment Effective Date, the Fixed Charge Coverage Ratio shall be determined by annualizing the Consolidated Interest Expense and the Scheduled Funded Debt Payments components thereof such that for the first fiscal quarter ending after the Second Amendment Effective Date such components would be multiplied by four (4), the first two complete fiscal quarters would be multiplied by two (2) and the first three complete fiscal quarters would be multiplied by one and one-third (1 1/3).

         5. The definition of "Interest Coverage Ratio" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           "Interest Coverage Ratio" means, with respect to the
                  Borrower and its Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Borrower and its Subsidiaries, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period. Notwithstanding the foregoing, for purposes of calculating the Interest Coverage Ratio of the Borrower and its Subsidiaries for the first three complete fiscal quarters to occur after the Second Amendment Effective Date, the Interest Coverage Ratio shall be determined by annualizing the Consolidated Interest Expense component thereof such that for the first fiscal quarter ending after the Second Amendment Effective Date such components would be multiplied by four (4), the first two complete fiscal quarters would be multiplied by (2) and the first three complete fiscal quarters would be multiplied by one and one-third (1 1/3).

         6. The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           "Permitted Acquisition" shall mean so long as (x) no
                  Default or Event of Default shall have occurred and be continuing or would result therefrom on an


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

                  actual or pro forma basis and (y) the Credit Parties can demonstrate that the Senior Leverage Ratio is less than or equal to 2.00 to 1.00 on a pro forma basis after giving effect to such acquisition, the acquisition by the Borrower or any of its Subsidiaries of all or a majority of the Capital Stock or other ownership interest in (or all or a substantial portion of the assets, property and/or operations of) any Person (i) in a similar or related line of business, (ii) which shall not have been rejected initially or thereafter by such Person's board of directors, (iii) which shall have had earnings before the deduction of interest, taxes, depreciation and amortization expense for the two immediately preceding fiscal quarters in an amount greater than $0 and (iv) which, in an aggregate amount for all such acquisitions, shall not exceed $5,000,000 in any fiscal year.

         7. The definition of "Senior Funded Debt" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "Senior Funded Debt" shall mean as of any date of determination, with respect to any Person, all Funded Debt (including without limitation Extensions of Credit hereunder) which is not subordinate in right of payment to the Credit Party Obligations. The term "Senior Funded Debt" shall not include the Borrower Senior Unsecured PIK Notes.

         8. Subsection 2.7(b) is hereby deleted in its entirety and the following substituted therefor:

                           (b) Mandatory Reductions. On any date the Revolving
                  Loans are required to be prepaid pursuant to the terms of
                  Section 2.8(b)(ii), (iii), (iv) and (v) other than in connection with the Borrower Senior Unsecured PIK Notes, the Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction.

         9. Subsection 2.8(b)(vi) is hereby deleted in its entirety and the following substituted therefor:

                           (vi) Application of Mandatory Prepayments. All
                  amounts required to be paid pursuant to this Section 2.8(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.8(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Section 2.8(b)(ii) through (v) other than in connection with the Borrower Senior Unsecured PIK Notes, (1) first pro rata to the Tranche A Term Loan and the Tranche B Term Loan (ratably to the remaining principal installments thereof); and (2) second to the Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations and (C) with respect to all amounts prepaid pursuant to Section 2.8(b)(iii) in connection with the Borrower Senior Unsecured PIK Notes, (1) first, $10,000,000 to Revolving Loans (with no reduction in the Revolving Committed Amount) and (2) second, $5,000,000 pro rata to the Tranche A Term Loan and the Tranche B Term Loan (ratably to the remaining principal installments thereof). Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(b) shall be subject to Section


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

                  2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

         10. Section 4.2 of the Credit Agreement is hereby amended by adding a new subclause (i) immediately following subclause (h) thereof to read as follows:

                           (i) Minimum Liquidity. For so long as the Senior
                  Leverage Ratio is greater than 2.00 to 1.00, in connection with any request for an Extension of Credit, the Borrower shall deliver to the Administrative Agent and the Lenders evidence that:

                           (a) as of the last Business Day of the month
                  immediately preceding the date of the requested Extension of Credit, the sum of (i) cash on the Borrower's balance sheet and (ii) the availability of the Borrower to incur additional Revolving Loans under Section 2.1 after giving effect on a pro forma basis to the requested Extension of Credit shall be greater than or equal to the following for the periods set forth below:

                                         Period                                 Liquidity
                                         ------                                 ---------
                  Second Amendment Effective Date through and including
                  December 31, 2001                                            $ 5,000,000
                  January 1, 2002 through and including June 30, 2002          $ 7,500,000
                  July 1, 2002 and thereafter                                  $10,000,000

                  and

                           (b) the average of the sums of (i) cash on the
                  Borrower's balance sheet and (ii) the availability of the Borrower to incur additional Revolving Loans under Section 2.1 after giving effect on a pro forma basis to the requested Extension of Credit on each Business Day in the immediately preceding month shall be greater than or equal to the following for the periods set forth below:

                                        Period                                 Liquidity(1)
                                        ------                                 ------------
                  Second Amendment Effective Date through and including
                  December 31, 2001                                            [$_________]
                  January 1, 2002 through and including June 30, 2002          [$_________]
                  July 1, 2002 and thereafter                                  [$_________]


----------
(1) The parties hereto agree to negotiate the liquidity levels required herein on or before June 30, 2001 in good faith upon receipt of the cash flow analysis to be prepared by Zolfo Cooper and such levels shall be mutually satisfactory to the Administrative Agent, the Required Lenders and the Borrower.


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

                  ; provided, however, that to the extent the Borrower fails to deliver evidence demonstrating compliance with one or both of the liquidity requirements set forth hereinabove, the Borrower shall, in connection with the requested Extension of Credit and each and every Extension of Credit requested thereafter until such time as the Borrower has demonstrated compliance with the liquidity requirements set forth hereinabove for a full calendar month period following such failure, deliver to the Administrative Agent and the Lenders a certificate of a Responsible Officer of the Borrower certifying that the Extensions of Credit requested shall be used only for ordinary and necessary business purposes which shall not include the payment of principal or interest on the Subordinated Notes, which certificate shall be accompanied by such supporting documentation as may be reasonably requested by the Administrative Agent or any Lender.

         11. Subsection 5.1(c) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           (c) Monthly Financial Statements. As soon as
                  available and in any event within thirty (30) days after the end of each month (other than (x) at the end of a fiscal quarter, in which case 45 days after the end thereof and (y) at the end of a fiscal year, in which case 90 days after the end thereof), (i) a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such monthly period and for the portion of the fiscal year ending with such period in each case setting forth in comparative form consolidated and consolidating figures for (x) the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments and the absence of footnotes) and (y) the corresponding period or periods of the Borrower's business plan and (ii) beginning with the period ended September 30, 2000, company-prepared pro forma statements of income and calculations of Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for such period and for the portion of the fiscal year ending with such period (as if each Subsidiary of the Borrower as of such date were a Subsidiary of the Borrower as of the first day of such period), in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments and the absence of footnotes); and

         12. Subsection 5.9(a) is hereby deleted in its entirety and the following substituted therefor:

                           (a) Leverage Ratio. The Leverage Ratio, as of the
                  last day of each fiscal quarter occurring during the periods indicated below, shall be less than or equal to the following:

                                        Period                                             Ratio
                                        ------                                             -----
                  October 1, 2002 through and including March 31, 2003                  6.25 to 1.00
                  April 1, 2003 through and including September 30, 2003                6.00 to 1.00
                  October 1, 2003 through and including March 31, 2004                  5.50 to 1.00
                  April 1, 2004 through and including September 30, 2004                5.25 to 1.00
                  October 1, 2004 through and including March 31, 2005                  5.00 to 1.00
                  April 1, 2005 through and including September 30, 2005                4.75 to 1.00
                  October 1, 2005 and thereafter                                        4.50 to 1.00

         13. Subsection 5.9(b) is hereby deleted in its entirety and the following substituted therefor:

                           (b) Interest Coverage Ratio. The Interest Coverage
                  Ratio, as of the last day of each fiscal quarter occurring during the periods indicated below, shall be greater than or equal to the following:

                                        Period                                                 Ratio
                                        ------                                                 -----
                  April 1, 2001 through and including September 30, 2001                    1.40 to 1.00
                  October 1, 2001 through and including March 31, 2002                      1.30 to 1.00
                  April 1, 2002 through and including June 30, 2002                         1.45 to 1.00
                  July 1, 2002 through and including September 30, 2002                     1.50 to 1.00
                  October 1, 2002 through and including March 31, 2003                      1.55 to 1.00
                  April 1, 2003 through and including September 30, 2003                    1.65 to 1.00
                  October 1, 2003 through and including March 31, 2004                      1.75 to 1.00
                  April 1, 2004 through and including September 30, 2004                    1.85 to 1.00
                  October 1, 2004 through and including March 31, 2005                      2.00 to 1.00
                  April 1, 2005 through and including September 30, 2005                    2.10 to 1.00
                  October 1, 2005 and thereafter                                            2.25 to 1.00

         14. Subsection 5.9(c) is hereby deleted in its entirety and the following substituted therefor:

                           (c) Fixed Charge Coverage Ratio. The Fixed Charge
                  Coverage Ratio, as of the last day of each fiscal quarter occurring during the periods set forth below, shall be greater than or equal to the following:

                                                Period                                       Ratio
                                                ------                                       -----
                  April 1, 2001 through and including December 31, 2001                   0.80 to 1.00
                  January 1, 2002 through and including March 31, 2002                    0.85 to 1.00
                  April 1, 2002 through and including June 30, 2002                       0.90 to 1.00
                  July 1, 2002 through and including September 30, 2002                   1.00 to 1.00
                  October 1, 2002 through and including March 31, 2003                    1.05 to 1.00
                  April 1, 2003 through and including September 30, 2003                  1.10 to 1.00
                  October 1, 2003 through and including December 31, 2003                 1.15 to 1.00
                  January 1, 2004 and thereafter                                          1.20 to 1.00

         15. Subsection 5.9(e) is hereby deleted in its entirety and the following substituted therefor:

                           (e) Senior Leverage Ratio. The Senior Leverage Ratio,
                  as of the last day of each fiscal quarter occurring during the periods indicated below, shall be less than or equal to the following:

                                          Period                                             Ratio
                                          ------                                             -----
                  April 1, 2001 through and including December 31, 2001                   3.25 to 1.00
                  January 1, 2002 through and including March 31, 2002                    3.15 to 1.00
                  April 1, 2002 through and including June 30, 2002                       3.00 to 1.00
                  July 1, 2002 through and including March 31, 2003                       2.75 to 1.00
                  April 1, 2003 through and including September 30, 2003                  2.65 to 1.00
                  October 1, 2003 and thereafter                                          2.25 to 1.00


         16. Subsection 5.9(g) is hereby deleted in its entirety and the following substituted therefor:

                           (g) Minimum Consolidated EBITDA. Consolidated EBITDA,
                  as of the last day of each fiscal quarter occurring during the periods indicated below for the twelve month period then ended, shall not be less than the following:

                                        Period                                               Amount
                                        ------                                               ------
                  April 1, 2001 through and including June 30, 2001                        $42,000,000
                  July 1, 2001 through and including September 30, 2001                    $41,000,000
                  October 1, 2001 through and including December 31, 2001                  $40,000,000
                  January 1, 2002 through and including March 31, 2002                     $40,500,000
                  April 1, 2002 through and including June 30, 2002                        $42,000,000
                  July 1,  2002 through and including September 30, 2002                   $44,000,000
                  October 1, 2002 through and including March 31, 2003                     $45,000,000
                  April 1, 2003 through and including September 30, 2003                   $47,000,000
                  October 1, 2003 through and including March 31, 2004                     $49,000,000
                  April 1, 2004 through and including September 30, 2004                   $51,000,000
                  October 1, 2004 through and including March 31, 2005                     $53,000,000
                  April 1, 2005 through and including September 30, 2005                   $55,000,000
                  October 1, 2005 through and including March 31, 2006                     $57,000,000
                  April 1, 2006 through and including September 30, 2006                   $59,500,000
                  October 1, 2006 and thereafter                                           $62,000,000

         17. Section 5.9 of the Credit Agreement is hereby amended by adding a new subsection 5.9(h) immediately to the end thereof to read as follows:

                           (h) Minimum Liquidity Preceding Interest Payments on
                  the Subordinated Notes.

                           For so long as the Senior Leverage Ratio is greater
                  than 2.00 to 1.00:

                           (a) On the last Business Day of the four consecutive
                  week period immediately preceding the week prior to the date of an interest payment on the Subordinated Notes (other than the payment to be made by the Borrower on May

                  15, 2001), the sum of cash on the Borrower's balance sheet and the availability of the Borrower to incur additional Revolving Loans under Section 2.1 shall be greater than or equal to the following for the periods set forth below:

                                         Period                                     Liquidity
                                         ------                                     ---------
                  Second Amendment Effective Date through and including
                  December 31, 2001                                                $13,250,000
                  January 1, 2002 through and including June 30, 2002              $15,750,000
                  July 1, 2002 and thereafter                                      $18,250,000

                           (b) The average of the sums of cash on the Borrower's
                  balance sheet and the availability of the Borrower to incur additional Revolving Loans under Section 2.1 on each Business Day in the four consecutive week period immediately preceding the week prior to the date of an interest payment on the Subordinated Notes (other than the payment to be made by the Borrower on May 15, 2001) shall be greater than or equal to the following for the periods set forth below:

                                        Period                                     Liquidity(2)
                                        ------                                     ------------
                  Second Amendment Effective Date through and including
                  December 31, 2001                                                [$_________]
                  January 1, 2002 through and including June 30, 2002              [$_________]
                  July 1, 2002 and thereafter                                      [$_________]

                  and the Borrower shall deliver prior to making any interest payment on the Subordinated Notes, evidence to the Administrative Agent and the Lenders reasonably sufficient to demonstrate the Borrower's compliance with the terms of this subsection 5.9(h).

         18. Article V of the Credit Agreement is hereby amended by adding a new Section 5.14 immediately to the end thereof to read as follows:

                  Section 5.14 Further Assurances Related to the Second
                  Amendment.

                           (a) As soon as possible, but in any event within 30
                  days following the Second Amendment Effective Date, the Borrower shall have engaged Zolfo Cooper to consult with the Borrower, at its expense, the duration and scope of such consultation to be satisfactory to the Administrative Agent.

                           (b) As soon as possible, but in any event within 60
                  days following the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent, a detailed copy of the Borrower's business plan for fiscal years 2001 and 2002, the form, scope and substance of which shall be satisfactory to the Administrative Agent.

                           (c) As soon as possible, but in any event within 60
                  days following the Second Amendment Effective Date, the Borrower shall deliver to the


----------

(2) The parties hereto agree to negotiate the liquidity levels required herein on or before June 30, 2001 in good faith upon receipt of the cash flow analysis to be prepared by Zolfo Cooper and such levels shall be mutually satisfactory to the Administrative Agent, the Required Lenders and the Borrower.

                  Administrative Agent, a review prepared by Zolfo Cooper of the Borrower's business plans for fiscal years 2001 and 2002, the form, scope and substance of such review to be satisfactory to the Administrative Agent.

                           (d) As soon as practicable but in any event by June
                  30, 2001, the Borrower shall, on a weekly basis, furnish to the Administrative Agent and the Lenders, forecasts of cash receipts and disbursements of the Borrower and its Subsidiaries measured on a weekly basis for the 13-week rolling period then beginning, which forecasts shall include a comparison of the actual cash receipts and disbursements of the Borrower and its Subsidiaries for the immediately preceding week to the forecast provided to the Administrative Agent for the previous week, including an explanation by the Borrower of the variance, if any, the form and substance of which shall be satisfactory to the Administrative Agent.

                           (e) In the event the Administrative Agent shall
                  engage a financial advisor or consultant to assist with its analysis and administration of the Loans, the Borrower shall cooperate fully with such advisor or consultant and promptly reimburse the Administrative Agent for a reasonable retainer and for the reasonable fees and expenses of such advisor or consultant.

                           (f) From and after the Second Amendment Effective
                  Date, for so long as there are Revolving Loans outstanding hereunder or until otherwise directed by the Administrative Agent, the Borrower shall establish a sweep account (with the necessary funds transfer mechanics related thereto) into which all of the cash proceeds and deposits received by the Borrower and its Subsidiaries in excess of $1,000,000 shall be swept on a daily basis and applied to reduce the Revolving Loans outstanding as of such date, the structure and mechanics of such cash sweep arrangement to be satisfactory to the Administrative Agent.

         19. Section 6.1 of the Credit Agreement is hereby amended in the following respects: (i) the "and" at the end of subclause (m) thereof is hereby deleted, (ii) the period at the end of subclause (n) thereof is hereby deleted and replaced with "; and" and (iii) a new subclause (o) is hereby added to the end of Section 6.1 to read as follows:

                           (o) Indebtedness of the Credit Parties in respect of
                  the Borrower Senior Unsecured PIK Notes.

     C. To induce the Agent and the Lenders to enter into this Amendment, the Credit Parties hereby represent and warrant that (a) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists on and as of the date hereof and after giving effect to the amendments contained herein.

     D. Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other term or provision of the Credit Agreement or of any other Credit Document and all such terms and provisions of the Credit Agreement and the other

Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         E. This Amendment shall become effective upon satisfaction of the following conditions precedent:

                  (a) Execution of Amendment. The Agent shall have received counterparts of the Amendment, executed by a duly authorized officer of the Borrower, the Guarantors, the Required Lenders and the Agent.

                  (b) Amendment Fee. The Borrower shall have paid an amendment fee to each Lender party to this Amendment in the amount of 0.25% of such Lender's Commitment (as of the date hereof).

                  (c) Receipt of Proceeds. The Borrower shall have received Net Cash Proceeds of $15,000,000 from the issuance of the Borrower Senior Unsecured PIK Notes pursuant to documentation satisfactory to the Agent.

                  (d) Pledge of Borrower Senior Unsecured PIK Notes. The Agent shall have received the documentation necessary to evidence the pledge by Citicorp Venture Capital, Ltd. and PMI Mezzanine Fund, L.P. of the Borrower Senior Unsecured PIK Notes to the Agent, for the benefit of the Lenders, which documents shall be in form and substance satisfactory to the Agent and duly executed and delivered by Citicorp Venture Capital, Ltd., PMI Mezzanine Fund, L.P. and the Agent.

                  (e) Legal Opinion. The Agent shall have received an opinion of Kirkland & Ellis, counsel for the Credit Parties dated as of the date hereof and addressed to the Agent and the Lenders, in form and substance acceptable to the Agent.

         F. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Amendment.

         G. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         H. This Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                                   SLEEPMASTER L.L.C.,
                                            a New Jersey limited liability company


                                            By:  /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------


GUARANTORS:                                 SLEEPMASTER HOLDINGS L.L.C.,
                                            a New Jersey limited liability company


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------

                                            LOWER ROAD ASSOCIATES, L.L.C.,
                                            a New Jersey limited liability company


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------

                                            PALM BEACH BEDDING COMPANY,
                                            a Florida corporation


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------

                                            HERR MANUFACTURING COMPANY,
                                            a Pennsylvania corporation


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------

                                            SLEEPMASTER FINANCE CORPORATION,
                                            a Delaware corporation


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------

                                            STAR BEDDING PRODUCTS,
                                            a New Brunswick corporation


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------

                                            ADAM WUEST CORPORATION,
                                            a Delaware corporation


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------


                                            SIMON MATTRESS MANUFACTURING CO.
                                            a California corporation


                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------


                                            CRESCENT SLEEP PRODUCTS COMPANY
                                            a Delaware corporation

                                            By: /s/ James P. Koscica
                                               ---------------------------------------------
                                            Name: James P. Koscica
                                                  ------------------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------------------

AGENTS AND LENDERS:                         FIRST UNION NATIONAL BANK,
                                            as Administrative Agent and as a Lender


                                            By:
                                               ---------------------------------------------
                                            Name:
                                            Title:




                                                      [signature pages continue]

                                            ---------------------------------------
                                            [name of Lender]


                                            By:
                                               ------------------------------------
                                            Name:
                                            Title: